UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2005

DYNTEK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-11568	95-4228470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

19700 Fairchild Road, Suite 350, Irvine, California   92612

(Address of principal executive offices)

(949) 955-0078

(Registrant’s telephone number, including area code)

18881 Von Karman Avenue, Suite 250, Irvine, California   92612

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At a duly convened meeting of the Board of Directors of the Company on October 6, 2005, the Company appointed Casper Zublin, Jr. to the Company’s Board of Directors.  Mr. Zublin currently serves as the Company’s Chief Executive Officer and Chief Operations Officer.  In addition, the Company appointed J. Michael Gullard the Chairman of the Company’s Board of Directors.  Mr. Gullard has served as a director of the Company since June of 2005, and currently serves as a member of the Audit Committee and Compensation Committee.

Mr. Zublin was appointed Chief Executive Officer in June 2005.  He joined DynTek in October 2004 as Chief Operating Officer.  Previously, he served as President and CEO of Integration Technologies, Inc., which was acquired by DynTek in October 2004.  From 1998 to 2000, he was President and CEO of AnySite Technologies, a business intelligence software development company, which was acquired first by Thompson Associates in April 2000, and later acquired by MapInfo Corporation in 2002.  From April 2000 to March 2002, he served as President of AnySite and Executive Vice President of Thompson Associates, Inc.  Mr. Zublin previously served as President of Staffing, Inc., a national staffing services firm.  In senior leadership roles for several high-growth technology companies, Mr. Zublin has been a four-time winner of the Inc. 500 award, which recognizes America’s fastest-growing private companies.  He is the Chairman of Talk About Curing Autism.  He earned a B.A. from Principia College, and an M.B.A. from the University of Chicago.

Mr. Gullard has been the General Partner of Cornerstone Management, a venture capital and consulting firm specializing in software and data communications companies since 1984.  From 1996 to 2004, Mr. Gullard also served as Chairman of Merant PLC (formerly Micro Focus Group Ltd.), a publicly-held corporation that specializes in change management software tools.  From 1992 to 2004, he served as Chairman of NetSolve, Incorporated, a publicly-held corporation that provides IT infrastructure management services on an outsourced basis.  Previously, Mr. Gullard held a variety of senior financial and operational management positions at Intel Corporation from 1972 to 1979.

A copy of the Company’s press release announcing the respective appointments of Mr. Gullard and Mr. Zublin is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Press release issued by DynTek, Inc. on October 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNTEK, INC.

Date: October 11, 2005	By:	/s/ Robert I. Webber
Robert I. Webber
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press released issued by DynTek, Inc. on October 11, 2005.